FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-4

	Class AV2-1
	Prepay Vector 1		Prepay Vector 2
	Fwd LIBOR + 100 bps	Fwd LIBOR + 200 bps	Fwd LIBOR + 100 bps	Fwd LIBOR + 200 bps
WAL	0.84	0.84	0.98	0.98
Duration	0.81	0.80	0.93	0.93
Window	1 - 20	1 - 20	1 - 22	1 - 22
Assumptions
LIBOR assumption: as noted
No Losses

Prepay Vector 1
Fixed Rate	Prepayment start at 5% CPR in month one, and increase to 18 CPR in month 12 and remain at 13 CPR thereafter
2/28 ARM	5% CPR in month 1, ramp up to 27 CPR in month 12 and remaining at 27 CPR until month 23, increasing and remaining constant at 40 CPR from month 24 until month 28, 25CPR thereafter.

3/27 ARM	5% CPR in month 1, ramp up to 27 CPR in month 12 and remaining at 27 CPR until month 35, increasing and remaining constant at 40 CPR from month 36 until month 40, 25 CPR thereafter.

Prepay Vector 2
Fixed Rate	Prepayment start at 5% CPR in month one, and increase to 15 CPR in month 12 and remain at 13 CPR thereafter
2/28 ARM	5% CPR in month 1, ramp up to 22 CPR in month 12 and remaining at 22 CPR until month 23, increasing and remaining constant at 40 CPR from month 24 until month 28, 22 CPR thereafter.

3/27 ARM	5% CPR in month 1, ramp up to 22 CPR in month 12 and remaining at 22 CPR until month 35, increasing and remaining constant at 40 CPR from month 36 until month 40, 22 CPR thereafter.
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Marketing — CashflowsAV2-1
Assumptions
Forward LIBOR + 100 bps
Prepay Assumption: Prepay Vector 1
No Losses

Period	Date	Principal	Interest	Cash Flow	Balance	Princ Writedown	Accum Princ Writedown	Gross Writedown	Accum Gross Writedown	Accrued Interest	Interest Shortfall	Accum Interest Shortfall	Couponcap Shortfall	Couponcap Accum Shortfall	Couponcap Shortfall Payback	Capped Optimal Interest	Coupon	Effective Coupon	Couponcap Rate	Credit Support	LIBOR_1MO
Total		178,909,000.00	8,809,685.42	187,718,685.42		0		0		8,809,685.42	0		0		0	8,809,685.42

0	8-Dec-05	0	0	0	178,909,000.00	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
1	25-Dec-05	5,241,988.88	356,525.88	5,598,514.76	173,667,011.12	0	0	0	0	356,525.88	0	0	0	0	0	356,525.88	4.22	4.22	11.4132	20.46	4.09
2	25-Jan-06	6,145,030.62	823,941.91	6,968,972.53	167,521,980.50	0	0	0	0	823,941.91	0	0	0	0	0	823,941.91	5.5096	5.5096	7.4089	20.6	5.3796
3	25-Feb-06	7,032,378.91	795,797.35	7,828,176.25	160,489,601.59	0	0	0	0	795,797.35	0	0	0	0	0	795,797.35	5.5166	5.5166	7.4054	20.88	5.3866
4	25-Mar-06	7,903,528.89	711,154.39	8,614,683.28	152,586,072.70	0	0	0	0	711,154.39	0	0	0	0	0	711,154.39	5.6972	5.6972	8.2444	21.22	5.5672
5	25-Apr-06	8,753,803.65	768,113.63	9,521,917.27	143,832,269.05	0	0	0	0	768,113.63	0	0	0	0	0	768,113.63	5.8459	5.8459	7.7072	21.57	5.7159
6	25-May-06	9,578,534.98	709,872.18	10,288,407.16	134,253,734.07	0	0	0	0	709,872.18	0	0	0	0	0	709,872.18	5.9225	5.9225	7.9834	21.99	5.7925
7	25-Jun-06	10,373,102.26	689,829.25	11,062,931.51	123,880,631.81	0	0	0	0	689,829.25	0	0	0	0	0	689,829.25	5.967	5.967	7.8122	22.46	5.837
8	25-Jul-06	11,132,972.60	621,674.30	11,754,646.90	112,747,659.21	0	0	0	0	621,674.30	0	0	0	0	0	621,674.30	6.022	6.022	8.0733	22.99	5.892
9	25-Aug-06	11,839,373.00	591,714.12	12,431,087.13	100,908,286.20	0	0	0	0	591,714.12	0	0	0	0	0	591,714.12	6.0946	6.0946	7.9335	23.57	5.9646
10	25-Sep-06	11,251,587.69	526,381.91	11,777,969.60	89,656,698.51	0	0	0	0	526,381.91	0	0	0	0	0	526,381.91	6.0578	6.0578	7.9052	24.16	5.9278
11	25-Oct-06	10,966,309.06	451,884.70	11,418,193.77	78,690,389.45	0	0	0	0	451,884.70	0	0	0	0	0	451,884.70	6.0482	6.0482	8.1132	24.77	5.9182
12	25-Nov-06	10,690,711.93	415,796.08	11,106,508.01	67,999,677.52	0	0	0	0	415,796.08	0	0	0	0	0	415,796.08	6.1362	6.1362	7.9895	25.38	6.0062
13	25-Dec-06	10,422,170.33	338,780.06	10,760,950.39	57,577,507.19	0	0	0	0	338,780.06	0	0	0	0	0	338,780.06	5.9785	5.9785	8.0622	26.02	5.8485
14	25-Jan-07	10,160,502.14	297,473.87	10,457,976.01	47,417,005.05	0	0	0	0	297,473.87	0	0	0	0	0	297,473.87	5.9998	5.9998	7.8768	26.66	5.8698
15	25-Feb-07	9,905,529.96	245,804.49	10,151,334.45	37,511,475.09	0	0	0	0	245,804.49	0	0	0	0	0	245,804.49	6.02	6.02	7.9018	27.32	5.89
16	25-Mar-07	9,657,080.98	176,165.14	9,833,246.12	27,854,394.11	0	0	0	0	176,165.14	0	0	0	0	0	176,165.14	6.0381	6.0381	8.61	28.02	5.9081
17	25-Apr-07	9,414,986.86	145,250.37	9,560,237.23	18,439,407.25	0	0	0	0	145,250.37	0	0	0	0	0	145,250.37	6.0557	6.0557	7.9496	28.69	5.9257
18	25-May-07	9,179,083.62	93,351.04	9,272,434.66	9,260,323.63	0	0	0	0	93,351.04	0	0	0	0	0	93,351.04	6.0751	6.0751	8.1882	29.41	5.9451
19	25-Jun-07	8,949,211.53	48,589.79	8,997,801.32	311,112.10	0	0	0	0	48,589.79	0	0	0	0	0	48,589.79	6.0934	6.0934	7.9987	30.13	5.9634
20	25-Jul-07	311,112.10	1,584.96	312,697.06	0	0	0	0	0	1,584.96	0	0	0	0	0	1,584.96	6.1134	6.1134	8.2389	100	5.9834
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Marketing — CashflowsAV2-1
Assumptions
Forward LIBOR + 200 bps
Prepay Assumption: Prepay Vector 1
No Losses

Period	Date	Principal	Interest	Cash Flow	Balance	Princ Writedown	Accum Princ Writedown	Gross Writedown	Accum Gross Writedown	Accrued Interest	Interest Shortfall	Accum Interest Shortfall	Couponcap Shortfall	Couponcap Accum Shortfall	Couponcap Shortfall Payback	Capped Optimal Interest	Coupon	Effective Coupon	Couponcap Rate	Credit Support	LIBOR_1MO
Total		178,909,000.00	10,248,703.18	189,157,703.18		0		0		10,248,703.18	0		0		0	10,248,703.18

0	8-Dec-05	0	0	0	178,909,000.00	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
1	25-Dec-05	5,241,988.88	356,525.88	5,598,514.76	173,667,011.12	0	0	0	0	356,525.88	0	0	0	0	0	356,525.88	4.22	4.22	11.4132	20.46	4.09
2	25-Jan-06	6,145,030.62	973,488.50	7,118,519.12	167,521,980.50	0	0	0	0	973,488.50	0	0	0	0	0	973,488.50	6.5096	6.5096	8.3976	20.6	6.3796
3	25-Feb-06	7,032,378.91	940,052.39	7,972,431.29	160,489,601.59	0	0	0	0	940,052.39	0	0	0	0	0	940,052.39	6.5166	6.5166	8.3804	20.88	6.3866
4	25-Mar-06	7,903,528.89	835,979.64	8,739,508.53	152,586,072.70	0	0	0	0	835,979.64	0	0	0	0	0	835,979.64	6.6972	6.6972	9.2073	21.22	6.5672
5	25-Apr-06	8,753,803.65	899,507.19	9,653,310.84	143,832,269.05	0	0	0	0	899,507.19	0	0	0	0	0	899,507.19	6.8459	6.8459	8.6599	21.57	6.7159
6	25-May-06	9,578,534.98	829,732.40	10,408,267.38	134,253,734.07	0	0	0	0	829,732.40	0	0	0	0	0	829,732.40	6.9225	6.9225	8.9274	21.99	6.7925
7	25-Jun-06	10,373,102.26	805,436.63	11,178,538.89	123,880,631.81	0	0	0	0	805,436.63	0	0	0	0	0	805,436.63	6.967	6.967	8.7493	22.45	6.837
8	25-Jul-06	11,132,972.60	724,908.16	11,857,880.76	112,747,659.21	0	0	0	0	724,908.16	0	0	0	0	0	724,908.16	7.022	7.022	9.0049	22.99	6.892
9	25-Aug-06	11,839,373.00	688,802.38	12,528,175.39	100,908,286.20	0	0	0	0	688,802.38	0	0	0	0	0	688,802.38	7.0946	7.0946	8.8615	23.57	6.9646
10	25-Sep-06	11,251,587.69	613,275.15	11,864,862.85	89,656,698.51	0	0	0	0	613,275.15	0	0	0	0	0	613,275.15	7.0578	7.0578	8.8312	24.16	6.9278
11	25-Oct-06	10,966,309.06	526,598.62	11,492,907.68	78,690,389.45	0	0	0	0	526,598.62	0	0	0	0	0	526,598.62	7.0482	7.0482	9.0364	24.76	6.9182
12	25-Nov-06	10,690,711.93	483,557.25	11,174,269.18	67,999,677.52	0	0	0	0	483,557.25	0	0	0	0	0	483,557.25	7.1362	7.1362	8.9099	25.37	7.0062
13	25-Dec-06	10,422,170.33	395,446.46	10,817,616.78	57,577,507.19	0	0	0	0	395,446.46	0	0	0	0	0	395,446.46	6.9785	6.9785	8.9796	26.01	6.8485
14	25-Jan-07	10,160,502.14	347,054.50	10,507,556.64	47,417,005.05	0	0	0	0	347,054.50	0	0	0	0	0	347,054.50	6.9998	6.9998	8.7913	26.65	6.8698
15	25-Feb-07	9,905,529.96	286,635.80	10,192,165.76	37,511,475.09	0	0	0	0	286,635.80	0	0	0	0	0	286,635.80	7.02	7.02	8.8133	27.31	6.89
16	25-Mar-07	9,657,080.98	205,340.73	9,862,421.71	27,854,394.11	0	0	0	0	205,340.73	0	0	0	0	0	205,340.73	7.0381	7.0381	9.5181	28.01	6.9081
17	25-Apr-07	9,414,986.86	169,236.10	9,584,222.96	18,439,407.25	0	0	0	0	169,236.10	0	0	0	0	0	169,236.10	7.0557	7.0557	8.8551	28.69	6.9257
18	25-May-07	9,179,083.62	108,717.21	9,287,800.83	9,260,323.63	0	0	0	0	108,717.21	0	0	0	0	0	108,717.21	7.0751	7.0751	9.0903	29.4	6.9451
19	25-Jun-07	8,949,211.53	56,563.96	9,005,775.49	311,112.10	0	0	0	0	56,563.96	0	0	0	0	0	56,563.96	7.0934	7.0934	8.8977	30.12	6.9634
20	25-Jul-07	311,112.10	1,844.22	312,956.32	0	0	0	0	0	1,844.22	0	0	0	0	0	1,844.22	7.1134	7.1134	9.1345	100	6.9834
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Marketing — CashflowsAV2-1
Assumptions
Forward LIBOR + 100 bps
Prepay Assumption: Prepay Vector 2
No Losses

Period	Date	Principal	Interest	Cash Flow	Balance	Princ Writedown	Accum Princ Writedown	Gross Writedown	Accum Gross Writedown	Accrued Interest	Interest Shortfall	Accum Interest Shortfall	Couponcap Shortfall	Couponcap Accum Shortfall	Couponcap Shortfall Payback	Capped Optimal Interest	Coupon	Effective Coupon	Couponcap Rate	Credit Support	LIBOR_1MO
Total		178,909,000.00	10,350,324.81	189,259,324.81		0		0		10,350,324.81	0		0		0	10,350,324.81

0	8-Dec-05	0	0	0	178,909,000.00	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
1	25-Dec-05	4,598,389.92	356,525.88	4,954,915.80	174,310,610.08	0	0	0	0	356,525.88	0	0	0	0	0	356,525.88	4.22	4.22	11.4132	20.44	4.09
2	25-Jan-06	5,286,655.24	826,995.38	6,113,650.63	169,023,954.83	0	0	0	0	826,995.38	0	0	0	0	0	826,995.38	5.5096	5.5096	7.4073	20.55	5.3796
3	25-Feb-06	5,961,625.42	802,932.33	6,764,557.75	163,062,329.42	0	0	0	0	802,932.33	0	0	0	0	0	802,932.33	5.5166	5.5166	7.4018	20.78	5.3866
4	25-Mar-06	6,624,713.23	722,554.55	7,347,267.78	156,437,616.18	0	0	0	0	722,554.55	0	0	0	0	0	722,554.55	5.6972	5.6972	8.2372	21.07	5.5672
5	25-Apr-06	7,273,194.90	787,502.18	8,060,697.08	149,164,421.29	0	0	0	0	787,502.18	0	0	0	0	0	787,502.18	5.8459	5.8459	7.6953	21.35	5.7159
6	25-May-06	7,904,366.72	736,188.57	8,640,555.29	141,260,054.57	0	0	0	0	736,188.57	0	0	0	0	0	736,188.57	5.9225	5.9225	7.966	21.69	5.7925
7	25-Jun-06	8,515,563.02	725,829.48	9,241,392.49	132,744,491.55	0	0	0	0	725,829.48	0	0	0	0	0	725,829.48	5.967	5.967	7.7885	22.05	5.837
8	25-Jul-06	9,104,174.30	666,156.11	9,770,330.41	123,640,317.25	0	0	0	0	666,156.11	0	0	0	0	0	666,156.11	6.022	6.022	8.0417	22.47	5.892
9	25-Aug-06	9,660,017.55	648,880.18	10,308,897.74	113,980,299.69	0	0	0	0	648,880.18	0	0	0	0	0	648,880.18	6.0946	6.0946	7.8924	22.92	5.9646
10	25-Sep-06	9,352,268.70	594,571.27	9,946,839.97	104,628,030.99	0	0	0	0	594,571.27	0	0	0	0	0	594,571.27	6.0578	6.0578	7.8556	23.38	5.9278
11	25-Oct-06	9,164,613.94	527,342.71	9,691,956.65	95,463,417.06	0	0	0	0	527,342.71	0	0	0	0	0	527,342.71	6.0482	6.0482	8.0545	23.86	5.9182
12	25-Nov-06	8,981,704.39	504,423.92	9,486,128.32	86,481,712.66	0	0	0	0	504,423.92	0	0	0	0	0	504,423.92	6.1362	6.1362	7.9188	24.33	6.0062
13	25-Dec-06	8,802,489.99	430,859.10	9,233,349.09	77,679,222.67	0	0	0	0	430,859.10	0	0	0	0	0	430,859.10	5.9785	5.9785	7.9876	24.83	5.8485
14	25-Jan-07	8,626,895.54	401,329.27	9,028,224.81	69,052,327.14	0	0	0	0	401,329.27	0	0	0	0	0	401,329.27	5.9998	5.9998	7.7927	25.32	5.8698
15	25-Feb-07	8,454,847.39	357,959.59	8,812,806.98	60,597,479.75	0	0	0	0	357,959.59	0	0	0	0	0	357,959.59	6.02	6.02	7.8078	25.82	5.89
16	25-Mar-07	8,286,273.40	284,583.94	8,570,857.35	52,311,206.34	0	0	0	0	284,583.94	0	0	0	0	0	284,583.94	6.0381	6.0381	8.5039	26.36	5.9081
17	25-Apr-07	8,121,102.91	272,783.61	8,393,886.52	44,190,103.43	0	0	0	0	272,783.61	0	0	0	0	0	272,783.61	6.0557	6.0557	7.8353	26.87	5.9257
18	25-May-07	7,959,266.68	223,716.08	8,182,982.76	36,230,836.75	0	0	0	0	223,716.08	0	0	0	0	0	223,716.08	6.0751	6.0751	8.0626	27.41	5.9451
19	25-Jun-07	7,800,696.90	190,106.62	7,990,803.53	28,430,139.85	0	0	0	0	190,106.62	0	0	0	0	0	190,106.62	6.0934	6.0934	7.8632	27.95	5.9634
20	25-Jul-07	7,645,327.15	144,837.35	7,790,164.50	20,784,812.70	0	0	0	0	144,837.35	0	0	0	0	0	144,837.35	6.1134	6.1134	8.0915	28.52	5.9834
21	25-Aug-07	14,265,420.09	109,732.84	14,375,152.93	6,519,392.61	0	0	0	0	109,732.84	0	0	0	0	0	109,732.84	6.131	6.131	7.8907	29.62	6.001
22	25-Sep-07	6,519,392.61	34,513.83	6,553,906.43	0	0	0	0	0	34,513.83	0	0	0	0	0	34,513.83	6.1479	6.1479	8.9953	100	6.0179
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Marketing — CashflowsAV2-1
Assumptions
Forward LIBOR + 200 bps
Prepay Assumption: Prepay Vector 2
No Losses

Period	Date	Principal	Interest	Cash Flow	Balance	Princ Writedown	Accum Princ Writedown	Gross Writedown	Accum Gross Writedown	Accrued Interest	Interest Shortfall	Accum Interest Shortfall	Couponcap Shortfall	Couponcap Accum Shortfall	Couponcap Shortfall Payback	Capped Optimal Interest	Coupon	Effective Coupon	Couponcap Rate	Credit Support	LIBOR_1MO
Total		178,909,000.00	12,043,912.52	190,952,912.52		0		0		12,043,912.52	0		0			0	12,043,912.52

0	8-Dec-05	0	0	0	178,909,000.00	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
1	25-Dec-05	4,598,389.92	356,525.88	4,954,915.80	174,310,610.08	0	0	0	0	356,525.88	0	0	0	0	0	356,525.88	4.22	4.22	11.4132	20.44	4.09
2	25-Jan-06	5,286,655.24	977,096.19	6,263,751.43	169,023,954.83	0	0	0	0	977,096.19	0	0	0	0	0	977,096.19	6.5096	6.5096	8.3949	20.55	6.3796
3	25-Feb-06	5,961,625.42	948,480.74	6,910,106.16	163,062,329.42	0	0	0	0	948,480.74	0	0	0	0	0	948,480.74	6.5166	6.5166	8.374	20.78	6.3866
4	25-Mar-06	6,624,713.23	849,380.80	7,474,094.04	156,437,616.18	0	0	0	0	849,380.80	0	0	0	0	0	849,380.80	6.6972	6.6972	9.1953	21.06	6.5672
5	25-Apr-06	7,273,194.90	922,212.35	8,195,407.25	149,164,421.29	0	0	0	0	922,212.35	0	0	0	0	0	922,212.35	6.8459	6.8459	8.6409	21.34	6.7159
6	25-May-06	7,904,366.72	860,492.26	8,764,858.98	141,260,054.57	0	0	0	0	860,492.26	0	0	0	0	0	860,492.26	6.9225	6.9225	8.8999	21.68	6.7925
7	25-Jun-06	8,515,563.02	847,470.08	9,363,033.10	132,744,491.55	0	0	0	0	847,470.08	0	0	0	0	0	847,470.08	6.967	6.967	8.7122	22.05	6.837
8	25-Jul-06	9,104,174.30	776,776.52	9,880,950.82	123,640,317.25	0	0	0	0	776,776.52	0	0	0	0	0	776,776.52	7.022	7.022	8.9562	22.47	6.892
9	25-Aug-06	9,660,017.55	755,348.23	10,415,365.79	113,980,299.69	0	0	0	0	755,348.23	0	0	0	0	0	755,348.23	7.0946	7.0946	8.7991	22.92	6.9646
10	25-Sep-06	9,352,268.70	692,720.97	10,044,989.67	104,628,030.99	0	0	0	0	692,720.97	0	0	0	0	0	692,720.97	7.0578	7.0578	8.7555	23.38	6.9278
11	25-Oct-06	9,164,613.94	614,532.74	9,779,146.68	95,463,417.06	0	0	0	0	614,532.74	0	0	0	0	0	614,532.74	7.0482	7.0482	8.9471	23.85	6.9182
12	25-Nov-06	8,981,704.39	586,628.53	9,568,332.93	86,481,712.66	0	0	0	0	586,628.53	0	0	0	0	0	586,628.53	7.1362	7.1362	8.8042	24.32	7.0062
13	25-Dec-06	8,802,489.99	502,927.19	9,305,417.18	77,679,222.67	0	0	0	0	502,927.19	0	0	0	0	0	502,927.19	6.9785	6.9785	8.8657	24.82	6.8485
14	25-Jan-07	8,626,895.54	468,219.71	9,095,115.25	69,052,327.14	0	0	0	0	468,219.71	0	0	0	0	0	468,219.71	6.9998	6.9998	8.6637	25.31	6.8698
15	25-Feb-07	8,454,847.39	417,421.32	8,872,268.71	60,597,479.75	0	0	0	0	417,421.32	0	0	0	0	0	417,421.32	7.02	7.02	8.6714	25.82	6.89
16	25-Mar-07	8,286,273.40	331,715.32	8,617,988.72	52,311,206.34	0	0	0	0	331,715.32	0	0	0	0	0	331,715.32	7.0381	7.0381	9.3598	26.35	6.9081
17	25-Apr-07	8,121,102.91	317,829.38	8,438,932.29	44,190,103.43	0	0	0	0	317,829.38	0	0	0	0	0	317,829.38	7.0557	7.0557	8.6844	26.86	6.9257
18	25-May-07	7,959,266.68	260,541.17	8,219,807.85	36,230,836.75	0	0	0	0	260,541.17	0	0	0	0	0	260,541.17	7.0751	7.0751	8.9042	27.41	6.9451
19	25-Jun-07	7,800,696.90	221,305.40	8,022,002.30	28,430,139.85	0	0	0	0	221,305.40	0	0	0	0	0	221,305.40	7.0934	7.0934	8.6976	27.95	6.9634
20	25-Jul-07	7,645,327.15	168,529.13	7,813,856.28	20,784,812.70	0	0	0	0	168,529.13	0	0	0	0	0	168,529.13	7.1134	7.1134	8.9183	28.51	6.9834
21	25-Aug-07	14,265,420.09	127,630.87	14,393,050.96	6,519,392.61	0	0	0	0	127,630.87	0	0	0	0	0	127,630.87	7.131	7.131	8.7104	29.61	7.001
22	25-Sep-07	6,519,392.61	40,127.75	6,559,520.36	0	0	0	0	0	40,127.75	0	0	0	0	0	40,127.75	7.1479	7.1479	9.8216	100	7.0179
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.